UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2015

Date of Report (Date of earliest event reported)

il2m INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-176587	27-3492854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 West Olive Avenue Suite 810 Burbank, California	91505
(Address of principal executive offices)	(Zip Code)

(702) 726-0381

Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

$231,000 Note

On May 11, 2015, the Board of Directors of il2m International Corp., a Nevada corporation (the "Company") authorized the execution of that certain promissory note in the principal amount of $231,000.00 CAN dated May 11, 2015 (the " $231,000 Note") with Sure Investment Group Limited ("Sure Investment"). The $231,000 Note bears no interest and is payable upon demand.

Previously, TSASA Holdings Inc., a Canadian Federation corporation ("TSASA Holdings") issued that certain promissory note in the principal amount of $231,000.00 dated March 27, 2014 (the "TSASA-Zohrap Note") to Zohrap Tsaoussian ("Zohrap Tsaoussian"), evidencing those amounts loaned by Zohrap Tsaoussian on behalf of Sure Investment to TSASA Holdings. TSASA Holdings subsequently further loaned the $231,000.00 CAN received from Zohrap Tsaoussian on behalf of Sure Investment to the Company as evidenced in that certain convertible promissory note issued by the Company to TSASA Holdings in the principal amount of $231,000.00 CAN dated March 26, 2014 (the "il2m International Convertible Note").

Zohrap Tsaoussian has waived the TSASA-Zohrap Note and released TSASA Holdings from any and all obligations under the TSASA-Zohrap Note. TSASA Holdings has waived the il2m International Convertible Note and released the Company from any and all obligations under the il2m International Convertible Note.

$515,600 Note

On May 11, 2015, the Board of Directors of the Company further authorized the execution of that certain promissory note in the principal amount of $515,600.00 dated May 11, 2015 (the "$515,600 Note") with Sure Investment. The $515,600 Note bears no interest and is payable upon demand.

Previously, TSASA Holdings issued that certain promissory note in the principal amount of $515.600.00 dated March 27, 2014 ( the "TSASA-Sure Investment Note") to Sure Investment, evidencing those amounts loaned by Sure Investment to TSASA Holding. TSASA Holdings subsequently further loaned the $515,600.00 received from Sure Investment to the Company, as evidenced in that certain convertible promissory note issued by the Company to TSASA Holding in the principal amount of $515,600.00 dated March 26, 2014 (the "il2m International Convertible Note").

Sure Investment has waived the Original TSASA Note and released TSASA Holdings from any and all obligations under the TSASA-Sure Investment Note. TSASA Holdings has waived the il2m International Convertible Note and released the Company from any and all obligations under the il2m International Convertible Note.

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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On May 11, 2015, the Board of Directors of the Company authorized the execution of that waiver and release agreement dated May 11, 2015 (the "First Release Agreement") between TSASA Holdings and the Company relating to the First il2m International Convertible Note. Based on the issuance of the First Note to Sure Investment, TSASA Holdings has waived the il2m International Convertible Note and released the Company from any and all obligations under the il2m International Convertible Note.

On May 11, 2015, the Board of Directors of the Company authorized the execution of that waiver and release agreement dated May 11, 2015 (the "Release Agreement") between TSASA Holdings and the Company relating to the il2m International Convertible Note. Based on the issuance of the $515,600 Note to Sure Investment, TSASA Holdings has waived the il2m International Convertible Note and released the Company from any and all obligations under the il2m International Convertible Note.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.01	Promissory Note dated May 11, 2015 issued by il2m International Corp. to Sure Investment Group Limited.

10.02	Promissory Note dated May 11, 2015 issued by il2m International Corp. to Sure Investment Group Limited.

10.03	Waiver and Release Agreement dated May 11, 2015 between il2m International Corp. and TSASA Holdings Inc.

10.04	Waiver and Release Agreement dated May 11, 2015 between il2m International Corp. and TSASA Holdings Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

il2m INTERNATIONAL CORP.

DATE: May 13, 2015	/s/ Sarkis Tsaoussian
Sarkis Tsaoussian
President/Chief Executive Officer

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